Exhibit 99.1

PRESS RELEASE

ATLANTIC CAPITAL BANCSHARES, INC.

ANNOUNCES COMPLETION OF $75 MILLION SUBORDINATED NOTES OFFERING

Atlanta, GA – August 20, 2020 – Atlantic Capital Bancshares, Inc. (NASDAQ: ACBI) (“Atlantic Capital”) announced today the completion of a private placement of $75 million of 5.5% fixed to floating rate subordinated notes due 2030 (the “Notes”) to certain qualified institutional buyers and accredited investors.

The Notes are unsecured and have a ten-year term, maturing September 1, 2030, and will bear interest at a fixed annual rate of 5.5%, payable semi-annually in arrears, for the first five years of the term. Thereafter, the interest rate will reset quarterly to an interest rate per annum equal to a benchmark rate (which is expected to be Three-Month Term SOFR) plus 536.3 basis points, payable quarterly in arrears.

The Notes have been structured to qualify as Tier 2 capital for Atlantic Capital for regulatory capital purposes. Atlantic Capital intends to use the net proceeds from the offering for general corporate purposes, including support for organic growth plans and support for bank level capital ratios, as well as possible future redemption of callable subordinated notes.

Piper Sandler & Co. served as lead placement agent for this offering and Performance Trust Capital Partners, LLC and Raymond James & Associates served as co-placement agents. Troutman Pepper served as legal counsel to Atlantic Capital and Alston & Bird LLP served as legal counsel to the placement agents.

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation to buy any securities. The offering of the Notes in the private placement was not registered under the Securities Act of 1933, as amended, or any state securities law, and the Notes may not be offered or sold in the United States absent registration, or applicable exemption from registration, under the Securities Act and applicable state securities laws.

The indebtedness evidenced by the Notes is not a deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency or fund.

About Atlantic Capital Bancshares

Atlantic Capital Bancshares, Inc. is a $2.9 billion publicly traded bank holding company headquartered in Atlanta, Georgia. Atlantic Capital offers commercial and not-for-profit banking services, specialty corporate financial services, private banking services and commercial real estate finance solutions to privately held companies and individuals in the Atlanta area, as well as specialized financial services for select clients nationally.

1

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “plan,” “strive,” or words or phases of similar meaning. Forward-looking statements are based largely on Atlantic Capital’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond Atlantic Capital’s control. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, general economic conditions, the impact of the COVID-19 pandemic, changes in interest rates, regulatory considerations, competition and market expansion opportunities, changes in non-interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, and changes in tax laws. Atlantic Capital undertakes no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements as a result of, among other factors, the risks and uncertainties described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Atlantic Capital’s Annual Report on Form 10-K, as supplemented by our Current Report on Form 8-K filed on April 23, 2020, and Quarterly Reports on Form 10-Q. Please refer to the SEC’s website at www.sec.gov where you can review those documents.

Contact:

Patrick Oakes, Executive Vice President and CFO

Email: patrick.oakes@atlcapbank.com

Phone: 404-995-6050

2